SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 9, 2009

CASTLE ARCH REAL ESTATE INVESTMENT COMPANY, L.L.C.

(Exact name of registrant as specified in its charter)

California	000-51230	20-1077312
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

650 Town Center Drive, Suite 780 Costa Mesa, CA 92626
(Address of principal executive offices)

(888) 501-2724
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

Exhibit 17.1 Correspondence on departure of director dated July 9, 2009

Exhibit 17.2 Correspondence on departure of director dated July 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

CASTLE ARCH REAL ESTATE INVESTMENT COMPANY, L.L.C.

Date: July 29, 2009

By:  /s/ Kirby D. Cochran

Kirby D. Cochran

Chief Executive Officer and

member of the board